NASDAQ: INM 1445 - 885 West Georgia St. Vancouver, BC, Canada V6C 3E8 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Provides Update on Pharmaceutical Development Programs - Advancing Lead Drug Candidates Towards IND and Clinical Trial

  Advancing Alzheimer's and Age-Related Macular Degeneration Programs Toward FDA Engagement and IND-Enabling Activities
  Targeting Initiation of Phase 1 Clinical Trial in Alzheimer's Disease in 2027

Vancouver, British Columbia - March 09, 2026. InMed Pharmaceuticals Inc. (NASDAQ: INM) ("InMed" or the "Company"), a pharmaceutical company focused on developing a pipeline of disease-modifying small molecule drug candidates that target CB1/CB2 receptors, today provides a pharmaceutical development outlook for 2026.

"Over the last several quarters, we made meaningful scientific and operational progress across our pipeline, particularly with INM-901, generating data that fundamentally strengthened its scientific rationale and strategic positioning in the Alzheimer's segment. These results support a differentiated approach to Alzheimer's disease that extends beyond single-target strategies. We further refined the program's direction and reinforced our conviction that targeting neuroinflammation is critical to addressing Alzheimer's disease progression," commented Eric A. Adams, InMed President and CEO.

"Looking ahead in 2026, our primary focus is executing activities toward a pre-IND meeting with the FDA in Q3 to discuss the INM-901 program, which we believe will be a key inflection point as we work toward IND submission and initiation of a Phase 1 clinical trial in 2027. In parallel, we will continue developing INM-089 and plan for a pre-IND meeting in Q4 2026."

INM-901 Program Outlook

INM-901 is a proprietary, orally bioavailable, disease-modifying small molecule drug candidate that is a preferential CB1/CB2 signaling agonist and can cross the blood-brain barrier with a specific focus on treating neuroinflammation in Alzheimer's disease. InMed believes INM-901 is uniquely positioned within the evolving Alzheimer's disease treatment landscape as increasing scientific consensus suggests that the disease is driven by multiple, interrelated biological pathways, rather than a single pathogenic mechanism.

InMed has generated preclinical evidence supporting that INM-901 exerts a therapeutic effect by directly attenuating neuroinflammation, which functions as a primary pathogenic driver for the Alzheimer's disease progression rather than a secondary or a reactive effect. Additional data on neuroprotection and neuritogenesis of INM-901 demonstrated a multifactorial mechanism of action, engaging several complementary pathways critical to mitigate neurodegeneration. By clarifying its focus, InMed strengthened the clinical and commercial rationale for INM-901 and positioned the program to pursue the most efficient and impactful path forward.

Scientific and Development Progress in 2025 include:

Key Anti-Neuroinflammation Progress

  In 5xFAD mouse model, INM-901 significantly reduced inflammatory biomarkers IFN-γ, TNF-α, IL-1β, KC-GRO, IL-2 and neurodegenerative marker neurofilament light chain (NfL).
  INM-901 significantly reduced inflammasome activation and multiple pro-inflammatory cytokines, including NLRP3, IL-1β, IL-6, IL-2 and KC-GRO in an LPS induced neuroinflammation model, demonstrated anti-inflammatory effects independent of amyloid-beta or tau pathology.

Progress Across Additional Mechanisms Within Alzheimer's Pathology

• Neuroprotection: INM-901 significantly reduces amyloid beta-induced cell death.

• Neuronal Regeneration: INM-901 promotes neurite outgrowth, indicating its ability to enhance neuronal connectivity and function.

• Behavioral Improvements: In preclinical studies, INM-901 demonstrates positive trends in cognitive function, anxiety-related behavior, and sensory responsiveness.

• Bioavailability: In large animal model, INM-901 oral formulation achieved anticipated therapeutic levels of systemic exposure.

• Molecular Validation: mRNA data aligns with behavioral findings, supporting observed improvements in cognition, memory and neurogenesis.

Additional Drug Development Progression

• Initiation of the dose-ranging and exposure assessments supporting advancement toward IND-enabling studies.

• Progress in drug substance and drug product development, including formulation development and scale up to support dose ranging and future GLP studies.

• Advancement of drug product and drug substance analytical methods and stability assessments consistent with regulatory expectations.

• Initiation of a regulatory and clinical development framework to support first-in-human evaluation.

2026 Development Priorities for INM-901 include:

• Conduct a pre-IND meeting with the U.S. Food and Drug Administration in Q3/2026.

• Continue to execute on IND-enabling pharmacology and toxicology studies.

• Continued development and scale up of drug substance and product manufacturing activities to support IND enabling studies and submission.

• Engage regulatory / clinical experts to map out topline clinical design for first in human clinical trials for the INM-901.

• Subject to regulatory feedback and completion of IND-enabling activities, the Company targets submission of an IND and initiation of a Phase 1 clinical trial in 2027.

As we move forward, the progress achieved to date reinforces our confidence in INM-901 and in our strategic direction with a disciplined focus on neuroinflammation with a clear development plan. We believe we are positioned to advance INM-901 efficiently and deliver meaningful long-term value for shareholders.

INM-089 Program Outlook

INM-089 is a small molecule drug candidate being studied for its potential as a treatment for dry age-related macular degeneration.

Scientific and development progress and plans include:

• Generation of data supporting continued evaluation of therapeutic potential.

• Completion of preclinical studies, including dose-ranging assessment, demonstrating dose proportionality and pharmacologically relevant concentration following dosing.

• Drug substance and drug product process in place to support IND enabling studies, with further optimization expected in advance of IND submission.

• Planning for a pre-IND meeting with the FDA in Q4 2026.

About InMed:

InMed Pharmaceuticals is a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed's pipeline consists of three separate programs in the treatment of Alzheimer's, ocular and dermatological indications. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws.  Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "potential", "possible", "would" and similar expressions. Such statements, based as they are on current expectations of management, inherently involve numerous risks, uncertainties and assumptions, known and unknown, many of which are beyond our control. Forward-looking information is based on management's current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Without limiting the foregoing, forward-looking information in this news release includes, but is not limited to, statements about:  developing a pipeline of disease-modifying small molecule drug candidates that target CB1/CB2 receptors; the potential efficacy of INM-901; INM-901's ability to treat Alzheimer's; marketability and uses for INM-901; the advancement of chemistry, manufacturing, and controls (CMC) activities; the planning of GLP-enabling studies and the preparation of an IND submission the further development; planning for a pre-IND meeting in Q3 2026; engaging regulatory / clinical experts to map out topline clinical design for first in human clinical trials for the INM-901; targeting submission of an IND and initiation of a Phase 1 clinical trial in 2027; potential efficacy, and marketability of INM-089 for dry age-related macular degeneration; preparing for a pre-IND meeting with the FDA in Q4 2026 for INM-089.

Additionally, there are known and unknown risk factors which could cause InMed's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed's business is disclosed in InMed's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.